March 31, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Provident Bank Home Equity Loan Trust 1997-B Home Equity Loan Asset-Backed Certificates, Series 1997-B File No. 333-35275.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997 (the "Pooling and Servicing Agreement") among Lehman ABS Corporation, as Depositor (the "Depositor"), The Provident Bank, as Seller (the "Seller"), and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").

          The Home Equity Loan Asset-Backed Certificates, Series 1997-B (the "Certificates"), will consist of two Classes (each, a "Class") of senior Certificates: The Class A-1 Certificates and the Class A-2 Certificates (collectively, the "Class A Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates (The "Offered Certificates") are being offered hereby.

          The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the "Mortgage Pool") of closed-end fixed and adjustable rate mortgage loans
          (the "Mortgage Loans") consisting of two groups ("Loan Group 1" and Loan Group 2", respectively, and each a "Loan Group") held by Provident Bank Home Equity Loan Trust 1997-B (the "Trust") to be formed pursuant to the Pooling and Servicing Agreement. The Class A-1 Certificates (the "Group 1 Certificates") will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-2 Certificates (the "Group 2 Certificates") will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one- to four-family residential properties. All of the Mortgage Loans will be acquired by Lehman ABS Corporation (the "Depositor") from Provident.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-35275). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Provident Bank Home Equity Loan Trust 1997-B Home Equity Loan Asset-Backed Certificates, Series 1997-B.




                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 25, 1997


                                   THE PROVIDENT BANK
          (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-B, which will issue the Provident Bank Home Equity Loan Trust 1997-B, Home Equity Loan Asset-Backed Certificates, Series 1997-B)


                                   THE PROVIDENT BANK
                 (Exact name of Registrant as specified in its Charter)


                                          OHIO
                   (State or Other Jurisdiction of Incorporation)


                 333-35275                               31-0412725
                (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)


                 ONE EAST FOURTH STREET
                 CINCINNATI, OHIO                        45202
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (513) 579-2000


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of October 27, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of December 26, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of January 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1998.


                                       SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997.


          Date:  March 31, 1998             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of October 27, 1997.                                    5

          Monthly Remittance Statement to the Certificateholders
          dated as of November 25, 1997.                                   13

          Monthly Remittance Statement to the Certificateholders
          dated as of December 26, 1997.                                   16

          Monthly Remittance Statement to the Certificateholders
          dated as of January 26, 1998.                                    19

          Monthly Remittance Statement to the Certificateholders
          dated as of February 25, 1998.                                   22

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 1998.                                      25


PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
				ORIGINAL		PRIOR PRINCIPAL
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
A-1			45,444,000.00	45,444,000.00	196,531.10	3,105,772.73
	A-2			18,524,000.00	18,524,000.00	100,801.43	        0.00
	A-3			11,569,000.00	11,569,000.00	 66,425.34	        0.00
	R			         0.00	         0.00	      0.00	        0.00
TOTALS         75,537,000.00	75,537,000.00	363,757.87	3,105,772.73



TOTAL 	REALIZED LOSSES 	DEFERRED INTEREST 	CURRENT	CLASS	CUSIP
								PRINCIPAL
								BALANCE
3,302,303.83	0.00				0.00		43,338,227.27	 A-1		743844AS1
  100,801.43	0.00				0.00		18,524,000.00	 A-2 	743844AT9
   66,425.34	0.00				0.00		11,569,000.00	 A-3		743844AU6
        0.00	0.00				0.00		         0.00	 R
3,469,530.60	0.00				0.00		72,431,227.27



PRIOR 										CURRENT
PRINCIPAL			INTEREST	PRINCIPAL		TOTAL	PRINCIPAL
BALANCE										BALANCE		CURRENT
1,000.000000		4.324688	 68.342856 	72.667543	  931.657144	5.766250%
1,000.000000		5.441666	  0.000000	 5.441666	1,000.000000	6.530000%
1,000.000000		5.741667	  0.000000	 5.741667	1,000.000000	6.890000%
    0.000000		0.000000	  0.000000	 0.000000	    0.000000	0.000000%



NEXT
5.766250%
6.530000%
6.890000%
0.000000%



Seller:			PROVIDENT BANK		Administrator:    DAVID N. ARNOLD
Servicer:			PROVIDENT BANK		.           Bankers Trust Company
Lead Underwriter:   LEHMAN BROTHERS                    3 Park Plaza
Record Date:        SEPTEMBER 30, 1997                 Irvine, CA  92714
Distribution Date:  OCTOBER 27, 1997	Factor Information  (800)735-7777
PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B

STATEMENT TO CERTIFICATE HOLDERS

Distribution Date:			OCTOBER 27, 1997


DELINQUENCY			30 TO 59		60 TO 89	     90 PLUS        LOANS IN
INFORMATION		  	  DAYS		  DAYS		  DAYS	   FORECLOSURE
PRINC.BAL.-LOAN GROUPI	755,536.01	195,292.55    117,948.43        0.00
PERCENTAGE OF POOL BALANCE  1.0403%	  0.2689%   	  0.1624%	       0.00%
NUMBER OF LOANS			44		    7		     7	       0
PERCENTAGE OF LOANS		  1.0434%		   0.1660%	  0.1660%     0.00%


LOANS IN REO		LOANS IN BANKRUPTCY
   0.00					   0.00
0.0000%					0.0000%
   0.00					      0
0.0000%					0.0000%



Book Value of REO Property									    0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT       0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS
DELINQUENT												    0.00

WEIGHTED AVERAGE MORTGAGE INTEREST RATE							9.359086%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY						      80

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    4344
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    4217

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS		 75,537,103.94

CURRENT AGGREGATE PRINCIPAL BALNCE OF THE MORTGAGE LOANS	      72,624,601.94
POOL FACTOR OF LOAN GROUPS								    96.144276%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS					      127


		SCHEDULED PRINCIPAL								    975,701.42
		CURTAILMENTS									          0.00
		PREPAYMENTS IN FULL								  1,936,800.58
		NET LIQUIDATIONS									     0.00
		REPURCHASED PRINCIPAL AMOUNTS							     0.00
		SUBSTITUTION ADJUSTMENTS								     0.00

OCTOBER 27, 1997

TOTAL PRINCIPAL RECEIVED:								  2,912,502.00

MONTHLY ADVANCE:										     81,336.41

SCHEDULED INTEREST										    589,131.87
LIQUIDATION INTEREST									          0.00
PREPAYMENT INTEREST SHORTFALL NOT COVERED BY SERVICER			    (2,228.32)
REPURCHASE INTEREST										          0.00
NONRECOVERABLE INTEREST									          0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:				     31,473.79
PLUS ADDITIONAL SERVICING COMPENSATON:						          0.00
TOTAL SERVICING FEES FUE MASTER SERVICER:					     31,473.79

	LESS: COMPENSATING INTEREST							    (2,228.32)
	LESS: DELINQUENT SERVICER FEES						    (4,477.70)

COLLECTED SERVICING FEES FOR CURRENT PERIOD					     24,767.77

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT SECT 5.01(A)(iv)	      0.00
REIMBURSEMENT AMOUNT PURSUANT SECT 5.01(A)(viii)				      0.00


PREMIUM AMOUNT											      0.00
PER $1,000 OF ORIGINAL AMOUNT								 0.0000000

REIMBURSEMENTS TO MASTER SERVICER PURSUANT TO SECT 3.03		      0.00

INSURED PAYMENTS										      0.00
PER $1,000 OF ORIGINAL AMOUNT								 0.0000000

TOTAL PRINCIPAL COLLECTED							   2,912,502.00
TOTAL INTEREST COLLECTED								     557,658.08

TOTAL AVAILABLE FUNDS FOR DISTIRBUTION					   3,470,160.08

O/C AMOUNT BEGINNING									    103.94
O/C AMOUNT ENDING										193,374.67
O/C REDUCTION AMOUNT									      0.00
EXCESS O/C AMOUNT										      0.00
SPECIFIED O/C AMOUNT									  1,699,583.00
EXCESS SPERAD											193,270.73
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO CLASS A CERTIFICATEHOLDERS193,270.73

NET LIQUIDATION PROCEEDS									      0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL				      0.00
OUTSTANDING CLASS A PRINCIPAL SHORTGALL AMOUNT				      0.00

CUMULATIVE NET LOSSES									      0.00
















          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-B

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           41,860,000.00   41,860,000.00   265,113.33  269,899.69

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          535,013.02    0.00            0.00            41,590,100.31

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      111,875,000.00   111,875,000.00   527,323.59   1,339,944.57

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,867,268.16  0.00            0.00            110,535,055.43

                                         PRIOR
                         ORIGINAL        PRINCIPAL
          CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R              0.00            0.00            0.00        0.00

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          0.00            0.00            0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          153,735,000.00  153,735,000.00  792,436.92     1,609,844.26

                                                        CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          2,402,281.18    0.00            0.00           152,125,155.74


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
          A-1     743844AA0  1,000.000000 6.333333   6.4476750   12.781009

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          993.552325         7.600000%             7.600000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AB8  1,000.000000   4.713507   11.977158   16.690665

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          988.022842         5.851250%             5.695000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
          R                  0.000000   0.000000       0.000000   0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         September 30, 1997 Irvine, CA 92714
          DISTRIBUTION DATE:   October 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company






          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-B

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           41,860,000.00   41,590,100.31   263,403.97  537,491.61

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          800,895.58    0.00            0.00            41,052,608.70

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      111,875,000.00   110,535,055.43   556,939.32   1,744,515.80

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          2,301,455.12  0.00            0.00            108,790,539.63

                                         PRIOR
                         ORIGINAL        PRINCIPAL
          CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R              0.00            0.00            0.00        0.00

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          0.00            0.00            0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          153,735,000.00  152,125,155.74  820,343.29     2,282,007.40

                                                         CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          3,102,350.69    0.00            0.00           149,843,148.33


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
          A-1     743844AA0  993.552325   6.292498   12.840220   19.132718

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          980.712105         7.600000%             7.600000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AB8  988.022842     4.978229   15.593437   20.571666

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          972.429405         5.851250%             5.695000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
          R                  0.000000   0.000000       0.000000   0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         October 31, 1997   Irvine, CA 92714
          DISTRIBUTION DATE:   November 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company


PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
				ORIGINAL		PRIOR PRINCIPAL
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
A-1			45,444,000.00	45,444,000.00	196,531.10	3,105,772.73
	A-2			18,524,000.00	18,524,000.00	100,801.43	        0.00
	A-3			11,569,000.00	11,569,000.00	 66,425.34	        0.00
	R			         0.00	         0.00	      0.00	        0.00
TOTALS         75,537,000.00	75,537,000.00	363,757.87	3,105,772.73



TOTAL 	REALIZED LOSSES 	DEFERRED INTEREST 	CURRENT	CLASS	CUSIP
								PRINCIPAL
								BALANCE
3,302,303.83	0.00				0.00		43,338,227.27	 A-1		743844AS1
  100,801.43	0.00				0.00		18,524,000.00	 A-2 	743844AT9
   66,425.34	0.00				0.00		11,569,000.00	 A-3		743844AU6
        0.00	0.00				0.00		         0.00	 R
3,469,530.60	0.00				0.00		72,431,227.27



PRIOR 										CURRENT
PRINCIPAL			INTEREST	PRINCIPAL		TOTAL	PRINCIPAL
BALANCE										BALANCE		CURRENT
1,000.000000		4.324688	 68.342856 	72.667543	  931.657144	5.766250%
1,000.000000		5.441666	  0.000000	 5.441666	1,000.000000	6.530000%
1,000.000000		5.741667	  0.000000	 5.741667	1,000.000000	6.890000%
    0.000000		0.000000	  0.000000	 0.000000	    0.000000	0.000000%



NEXT
5.766250%
6.530000%
6.890000%
0.000000%



Seller:			PROVIDENT BANK		Administrator:    DAVID N. ARNOLD
Servicer:			PROVIDENT BANK		.           Bankers Trust Company
Lead Underwriter:   LEHMAN BROTHERS                    3 Park Plaza
Record Date:        SEPTEMBER 30, 1997                 Irvine, CA  92714
Distribution Date:  OCTOBER 27, 1997	Factor Information  (800)735-7777
PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B

STATEMENT TO CERTIFICATE HOLDERS

Distribution Date:			OCTOBER 27, 1997


DELINQUENCY			30 TO 59		60 TO 89	     90 PLUS        LOANS IN
INFORMATION		  	  DAYS		  DAYS		  DAYS	   FORECLOSURE
PRINC.BAL.-LOAN GROUPI	755,536.01	195,292.55    117,948.43        0.00
PERCENTAGE OF POOL BALANCE  1.0403%	  0.2689%   	  0.1624%	       0.00%
NUMBER OF LOANS			44		    7		     7	       0
PERCENTAGE OF LOANS		  1.0434%		   0.1660%	  0.1660%     0.00%


LOANS IN REO		LOANS IN BANKRUPTCY
   0.00					   0.00
0.0000%					0.0000%
   0.00					      0
0.0000%					0.0000%



Book Value of REO Property									    0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT       0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS
DELINQUENT												    0.00

WEIGHTED AVERAGE MORTGAGE INTEREST RATE							9.359086%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY						      80

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    4344
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    4217

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS		 75,537,103.94

CURRENT AGGREGATE PRINCIPAL BALNCE OF THE MORTGAGE LOANS	      72,624,601.94
POOL FACTOR OF LOAN GROUPS								    96.144276%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS					      127


		SCHEDULED PRINCIPAL								    975,701.42
		CURTAILMENTS									          0.00
		PREPAYMENTS IN FULL								  1,936,800.58
		NET LIQUIDATIONS									     0.00
		REPURCHASED PRINCIPAL AMOUNTS							     0.00
		SUBSTITUTION ADJUSTMENTS								     0.00

OCTOBER 27, 1997

TOTAL PRINCIPAL RECEIVED:								  2,912,502.00

MONTHLY ADVANCE:										     81,336.41

SCHEDULED INTEREST										    589,131.87
LIQUIDATION INTEREST									          0.00
PREPAYMENT INTEREST SHORTFALL NOT COVERED BY SERVICER			    (2,228.32)
REPURCHASE INTEREST										          0.00
NONRECOVERABLE INTEREST									          0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:				     31,473.79
PLUS ADDITIONAL SERVICING COMPENSATON:						          0.00
TOTAL SERVICING FEES FUE MASTER SERVICER:					     31,473.79

	LESS: COMPENSATING INTEREST							    (2,228.32)
	LESS: DELINQUENT SERVICER FEES						    (4,477.70)

COLLECTED SERVICING FEES FOR CURRENT PERIOD					     24,767.77

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT SECT 5.01(A)(iv)	      0.00
REIMBURSEMENT AMOUNT PURSUANT SECT 5.01(A)(viii)				      0.00


PREMIUM AMOUNT											      0.00
PER $1,000 OF ORIGINAL AMOUNT								 0.0000000

REIMBURSEMENTS TO MASTER SERVICER PURSUANT TO SECT 3.03		      0.00

INSURED PAYMENTS										      0.00
PER $1,000 OF ORIGINAL AMOUNT								 0.0000000

TOTAL PRINCIPAL COLLECTED							   2,912,502.00
TOTAL INTEREST COLLECTED								     557,658.08

TOTAL AVAILABLE FUNDS FOR DISTIRBUTION					   3,470,160.08

O/C AMOUNT BEGINNING									    103.94
O/C AMOUNT ENDING										193,374.67
O/C REDUCTION AMOUNT									      0.00
EXCESS O/C AMOUNT										      0.00
SPECIFIED O/C AMOUNT									  1,699,583.00
EXCESS SPERAD											193,270.73
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO CLASS A CERTIFICATEHOLDERS193,270.73

NET LIQUIDATION PROCEEDS									      0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL				      0.00
OUTSTANDING CLASS A PRINCIPAL SHORTGALL AMOUNT				      0.00

CUMULATIVE NET LOSSES									      0.00


PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
				ORIGINAL		PRIOR PRINCIPAL
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
A-1			45,444,000.00	39,437,568.35	196,883.84	2,344,135.49
	A-2			18,524,000.00	18,524,000.00	100,801.43	        0.00
	A-3			11,569,000.00	11,569,000.00	 66,425.34	        0.00
	R			         0.00	         0.00	      0.00	        0.00
TOTALS         75,537,000.00	69,530,568.35	364,110.61	2,344,135.49



TOTAL 	REALIZED LOSSES 	DEFERRED INTEREST 	CURRENT	CLASS	CUSIP
								PRINCIPAL
								BALANCE
2,541,019.33	0.00				0.00		37,093,432.86	 A-1		743844AS1
  100,801.43	0.00				0.00		18,524,000.00	 A-2 	743844AT9
   66,425.34	0.00				0.00		11,569,000.00	 A-3		743844AU6
        0.00	0.00				0.00		         0.00	 R
2,708,246.10	0.00				0.00		67,186,432.86



PRIOR 										CURRENT
PRINCIPAL			INTEREST	PRINCIPAL		TOTAL	PRINCIPAL
BALANCE										BALANCE		CURRENT
 867.827840		4.332450	 51.582948 	55.915398	  816.244892	5.797500%
1,000.000000		5.441666	  0.000000	 5.441666	1,000.000000	6.530000%
1,000.000000		5.741667	  0.000000	 5.741667	1,000.000000	6.890000%
    0.000000		0.000000	  0.000000	 0.000000	    0.000000	0.000000%



NEXT
6.078750%
6.530000%
6.890000%
0.000000%



Seller:			PROVIDENT BANK		Administrator:    DAVID N. ARNOLD
Servicer:			PROVIDENT BANK		.           Bankers Trust Company
Lead Underwriter:   LEHMAN BROTHERS                    3 Park Plaza
Record Date:        NOVEMBER 28, 1997                 Irvine, CA  92714
Distribution Date:  DECEMBER 26, 1997	Factor Information  (800)735-7777
PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B

STATEMENT TO CERTIFICATE HOLDERS

Distribution Date:			DECEMBER 26, 1997


DELINQUENCY			30 TO 59		60 TO 89	     90 PLUS        LOANS IN
INFORMATION		  	  DAYS		  DAYS		  DAYS	   FORECLOSURE
PRINC.BAL.-LOAN GROUPI	115,601.53	136,996.15    214,916.36        0.00
PERCENTAGE OF POOL BALANCE  0.1708%	  0.2024%   	  0.3175%	       0.00%
NUMBER OF LOANS			 7		    8		   8	 	          0
PERCENTAGE OF LOANS		  0.1754%	    0.2005%	     0.2005%	     0.0000%


LOANS IN REO		LOANS IN BANKRUPTCY
   0.00					   0.00
0.0000%					0.0000%
   0.00					      0
0.0000%					0.0000%



Book Value of REO Property									     0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT        0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS
DELINQUENT												 0.00

WEIGHTED AVERAGE MORTGAGE INTEREST RATE						 9.362074%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY					        79

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    4088
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    3990

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS		 69,890,332.63

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS	      67,692,433.75
POOL FACTOR OF LOAN GROUPS								    89.614812%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS					       98


		SCHEDULED PRINCIPAL								    787,940.16
		CURTAILMENTS									          0.00
		PREPAYMENTS IN FULL								  1,409,958.72
		NET LIQUIDATIONS									     0.00
		REPURCHASED PRINCIPAL AMOUNTS							     0.00
		SUBSTITUTION ADJUSTMENTS								     0.00

OCTOBER 27, 1997

TOTAL PRINCIPAL RECEIVED:								  2,197,898.88

MONTHLY ADVANCE:										      7,959.26

SCHEDULED INTEREST										    545,265.41
LIQUIDATION INTEREST									          0.00
PREPAYMENT INTEREST SHORTFALL NOT COVERED BY SERVICER			    (1,868.91)
REPURCHASE INTEREST										          0.00
NONRECOVERABLE INTEREST									          0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:				     29,120.98
PLUS ADDITIONAL SERVICING COMPENSATON:						          0.00
TOTAL SERVICING FEES FUE MASTER SERVICER:					     29,120.98

	LESS: COMPENSATING INTEREST							    (1,868.91)
	LESS: DELINQUENT SERVICER FEES						      (405.18)

COLLECTED SERVICING FEES FOR CURRENT PERIOD					     26,846.89

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT SECT 5.01(A)(iv)	      0.00
REIMBURSEMENT AMOUNT PURSUANT SECT 5.01(A)(viii)				      0.00


PREMIUM AMOUNT											  5,214.79
PER $1,000 OF ORIGINAL AMOUNT								0.06903614

REIMBURSEMENTS TO MASTER SERVICER PURSUANT TO SECT 3.03		      0.00

INSURED PAYMENTS										      0.00
PER $1,000 OF ORIGINAL AMOUNT								 0.0000000

TOTAL PRINCIPAL COLLECTED							   2,197,898.88
TOTAL INTEREST COLLECTED								     516,144.43

TOTAL AVAILABLE FUNDS FOR DISTIRBUTION					   2,714,043.31

O/C AMOUNT BEGINNING									359,764.28
O/C AMOUNT ENDING										506,000.89
O/C REDUCTION AMOUNT									      0.00
EXCESS O/C AMOUNT										      0.00
SPECIFIED O/C AMOUNT								   1,699,583.00
EXCESS SPERAD											146,236.61
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO CLASS A CERTIFICATEHOLDERS146,236.61

NET LIQUIDATION PROCEEDS									      0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL				      0.00
OUTSTANDING CLASS A PRINCIPAL SHORTGALL AMOUNT				      0.00

CUMULATIVE NET LOSSES										    0.00


PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
				ORIGINAL		PRIOR PRINCIPAL
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
A-1			45,444,000.00	39,437,568.35	196,883.84	2,344,135.49
	A-2			18,524,000.00	18,524,000.00	100,801.43	        0.00
	A-3			11,569,000.00	11,569,000.00	 66,425.34	        0.00
	R			         0.00	         0.00	      0.00	        0.00
TOTALS         75,537,000.00	69,530,568.35	364,110.61	2,344,135.49



TOTAL 	REALIZED LOSSES 	DEFERRED INTEREST 	CURRENT	CLASS	CUSIP
								PRINCIPAL
								BALANCE
2,541,019.33	0.00				0.00		37,093,432.86	 A-1		743844AS1
  100,801.43	0.00				0.00		18,524,000.00	 A-2 	743844AT9
   66,425.34	0.00				0.00		11,569,000.00	 A-3		743844AU6
        0.00	0.00				0.00		         0.00	 R
2,708,246.10	0.00				0.00		67,186,432.86



PRIOR 										CURRENT
PRINCIPAL			INTEREST	PRINCIPAL		TOTAL	PRINCIPAL
BALANCE										BALANCE		CURRENT
 867.827840		4.332450	 51.582948 	55.915398	  816.244892	5.797500%
1,000.000000		5.441666	  0.000000	 5.441666	1,000.000000	6.530000%
1,000.000000		5.741667	  0.000000	 5.741667	1,000.000000	6.890000%
    0.000000		0.000000	  0.000000	 0.000000	    0.000000	0.000000%



NEXT
6.078750%
6.530000%
6.890000%
0.000000%



Seller:			PROVIDENT BANK		Administrator:    DAVID N. ARNOLD
Servicer:			PROVIDENT BANK		.           Bankers Trust Company
Lead Underwriter:   LEHMAN BROTHERS                    3 Park Plaza
Record Date:        NOVEMBER 28, 1997                 Irvine, CA  92714
Distribution Date:  DECEMBER 26, 1997	Factor Information  (800)735-7777
PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B

STATEMENT TO CERTIFICATE HOLDERS

Distribution Date:			DECEMBER 26, 1997


DELINQUENCY			30 TO 59		60 TO 89	     90 PLUS        LOANS IN
INFORMATION		  	  DAYS		  DAYS		  DAYS	   FORECLOSURE
PRINC.BAL.-LOAN GROUPI	115,601.53	136,996.15    214,916.36        0.00
PERCENTAGE OF POOL BALANCE  0.1708%	  0.2024%   	  0.3175%	       0.00%
NUMBER OF LOANS			 7		    8		   8	 	          0
PERCENTAGE OF LOANS		  0.1754%	    0.2005%	     0.2005%	     0.0000%


LOANS IN REO		LOANS IN BANKRUPTCY
   0.00					   0.00
0.0000%					0.0000%
   0.00					      0
0.0000%					0.0000%



Book Value of REO Property									     0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT        0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS
DELINQUENT												 0.00

WEIGHTED AVERAGE MORTGAGE INTEREST RATE						 9.362074%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY					        79

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    4088
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    3990

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS		 69,890,332.63

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS	      67,692,433.75
POOL FACTOR OF LOAN GROUPS								    89.614812%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS					       98


		SCHEDULED PRINCIPAL								    787,940.16
		CURTAILMENTS									          0.00
		PREPAYMENTS IN FULL								  1,409,958.72
		NET LIQUIDATIONS									     0.00
		REPURCHASED PRINCIPAL AMOUNTS							     0.00
		SUBSTITUTION ADJUSTMENTS								     0.00

OCTOBER 27, 1997

TOTAL PRINCIPAL RECEIVED:								  2,197,898.88

MONTHLY ADVANCE:										      7,959.26

SCHEDULED INTEREST										    545,265.41
LIQUIDATION INTEREST									          0.00
PREPAYMENT INTEREST SHORTFALL NOT COVERED BY SERVICER			    (1,868.91)
REPURCHASE INTEREST										          0.00
NONRECOVERABLE INTEREST									          0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:				     29,120.98
PLUS ADDITIONAL SERVICING COMPENSATON:						          0.00
TOTAL SERVICING FEES FUE MASTER SERVICER:					     29,120.98

	LESS: COMPENSATING INTEREST							    (1,868.91)
	LESS: DELINQUENT SERVICER FEES						      (405.18)

COLLECTED SERVICING FEES FOR CURRENT PERIOD					     26,846.89

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT SECT 5.01(A)(iv)	      0.00
REIMBURSEMENT AMOUNT PURSUANT SECT 5.01(A)(viii)				      0.00


PREMIUM AMOUNT											  5,214.79
PER $1,000 OF ORIGINAL AMOUNT								0.06903614

REIMBURSEMENTS TO MASTER SERVICER PURSUANT TO SECT 3.03		      0.00

INSURED PAYMENTS										      0.00
PER $1,000 OF ORIGINAL AMOUNT								 0.0000000

TOTAL PRINCIPAL COLLECTED							   2,197,898.88
TOTAL INTEREST COLLECTED								     516,144.43

TOTAL AVAILABLE FUNDS FOR DISTIRBUTION					   2,714,043.31

O/C AMOUNT BEGINNING									359,764.28
O/C AMOUNT ENDING										506,000.89
O/C REDUCTION AMOUNT									      0.00
EXCESS O/C AMOUNT										      0.00
SPECIFIED O/C AMOUNT								   1,699,583.00
EXCESS SPERAD											146,236.61
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO CLASS A CERTIFICATEHOLDERS146,236.61

NET LIQUIDATION PROCEEDS									      0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL				      0.00
OUTSTANDING CLASS A PRINCIPAL SHORTGALL AMOUNT				      0.00

CUMULATIVE NET LOSSES										    0.00


PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	A-1			45,444,000.00	34,161,106.46	162,594.34	2,457,310.15
	A-2			18,524,000.00	18,524,000.00	100,801.43	        0.00
	A-3			11,569,000.00	11,569,000.00	 66,425.34	        0.00
	R			         0.00	        00.00	      0.00	        0.00
                    75,537,000.00	64,254,106.46	329,821.11	2,457,310.15



TOTAL	  REALIZED LOSSES 	DEFERRED		CURRENT		CLASS	CUSIP
						INTEREST		PRINCIPAL
									BALANCE
2,619,904.49  		0.00		0.00			31,703,796.31	 A-1		743844AS1
  100,801.43		0.00		0.00			18,524,000.00	 A-2		743844AT9
   66,425.34		0.00		0.00			11,569,000.00	 A-3		743844AU6
	0.00			0.00		0.00			         0.00	 R
2,787,131.26		0.00		0.00			61,796,796.31


PRIOR 									CURRENT
PRINCIPAL			INTEREST	PRINCIPAL	TOTAL	PRINCIPAL
BALANCE									BALANCE		CURRENT
  751.718741		3.577906	54.073368	57.651274	  697.645373	5.711560%
1,000.000000		5.441666	 0.000000	 5.441666	1,000.000000	6.530000%
1,000.000000		5.741667	 0.000000	 5.741667	1,000.000000	6.890000%
    0.000000		0.000000	 0.000000	 0.000000	    0.000000	0.000000%

Seller:			PROVIDENT BANK		Administrator:    DAVID ARNOLD
Servicer:			PROVIDENT BANK		.           Bankers Trust Company
Lead Underwriter:     LEHMAN BROTHERS                    3 Park Plaza
Record Date:           JANUARY 30, 1998                 Irvine, CA  92714
Distribution Date:    FEBRUARY 25,1998	Factor Information  (800)735-7777
PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B

STATEMENT TO CERTIFICATE HOLDERS

Distribution Date:			FEBRUARY 25, 1998


DELINQUENCY			30 TO 59		60 TO 89	     90 PLUS        LOANS IN
INFORMATION		  	  DAYS		  DAYS		  DAYS	   FORECLOSURE
PRINC.BAL.-LOAN GROUPI	84,926.15		120,283.33    188,459.48           0.00
PERCENTAGE OF POOL BALANCE  0.1357%	  0.1922%   	  0.3011%	         0.00%
NUMBER OF LOANS			6		    9		    12	          0.00
PERCENTAGE OF LOANS		0.1585%		   0.2377%	    0.3170%         0


LOANS IN REO		LOANS IN BANKRUPTCY
   0.00				0.00
0.0000%				0.0000%
   0					   0
0.0000%				0.0000%


Book Value of REO Property									  0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30DAYSDELINQUENT 0.00

WEIGHTED AVERAGE MORTGAGE INTEREST RATE							9.361620%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY						      78

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    3884
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    3786

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS		64,893,259.15

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS	     62,579,984.20
POOL FACTOR OF LOAN GROUPS								   82.846682%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS					       98


		SCHEDULED PRINCIPAL								    815,671.62
		CURTAILMENTS									          0.00
		PREPAYMENTS IN FULL								  1,497,603.33
		NET LIQUIDATIONS									     0.00
		REPURCHASED PRINCIPAL AMOUNTS							     0.00
		SUBSTITUTION ADJUSTMENTS								     0.00

TOTAL PRINCIPAL RECEIVED:								  2,313,274.95

MONTHLY ADVANCE:										      5,005.48

SCHEDULED INTEREST										    506,255.01
LIQUIDATION INTEREST									          0.00
PREPAYMENT INTEREST SHORTFALL NOT COVERED BY SERVICER			          0.00
REPURCHASE INTEREST										          0.00
NONRECOVERABLE INTEREST									          0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:				     27,038.86
PLUS ADDITIONAL SERVICING COMPENSATON:						          0.00
TOTAL SERVICING FEES FUE MASTER SERVICER:					     27,038.86

	LESS: COMPENSATING INTEREST							    (1,328.27)
	LESS: DELINQUENT SERVICER FEES						      (246.93)

COLLECTED SERVICING FEES FOR CURRENT PERIOD					     25,463.66

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT SECT 5.01(A)(iv)		     0.00
REIMBURSEMENT AMOUNT PURSUANT SECT 5.01(A)(viii)					     0.00


PREMIUM AMOUNT												 4,819.06
PER $1,000 OF ORIGINAL AMOUNT								0.06379726

REIMBURSEMENTS TO MASTER SERVICER PURSUANT TO SECT 3.03		      0.00

INSURED PAYMENTS										      0.00
PER $1,000 OF ORIGINAL AMOUNT									0.0000000

TOTAL PRINCIPAL COLLECTED								  2,313,274.95
TOTAL INTEREST COLLECTED									    479,216.15

TOTAL AVAILABLE FUNDS FOR DISTIRBUTION						  2,792,491.10

O/C AMOUNT BEGINNING									639,152.69
O/C AMOUNT ENDING										783,187.89
O/C REDUCTION AMOUNT									      0.00
EXCESS O/C AMOUNT										      0.00
SPECIFIED O/C AMOUNT									  1,699,583.00
EXCESS SPERAD											144,035.20
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO CLASS A CERTIFICATEHOLDERS144,035.20

NET LIQUIDATION PROCEEDS										     0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL					     0.00
OUTSTANDING CLASS A PRINCIPAL SHORTGALL AMOUNT					     0.00

CUMULATIVE NET LOSSES										     0.00


PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
				ORIGINAL		PRIOR PRINCIPAL
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	A-1			45,444,000.00	31,703,796.31	141,416.54	2,888,628.83
	A-2			18,524,000.00	18,524,000.00	100,801.43	        0.00
	A-3			11,569,000.00	11,569,000.00	 66,425.34	        0.00
	R			         0.00	        00.00	      0.00	        0.00
                    75,537,000.00	61,796,796.31	308,643.31	2,888,628.86



TOTAL 	REALIZED LOSSES 	DEFERRED INTEREST 	CURRENT	CLASS	CUSIP
								PRINCIPAL
								BALANCE
3,030,045.37	0.00				0.00		28,815,167.48	 A-1		743844AS1
  100,801.43	0.00				0.00		18,524,000.00	 A-2 	743844AT9
   66,425.34	0.00				0.00		11,569,000.00	 A-3		743844AU6
     		0.00				0.00		         0.00	 R
3,197,272.14	0.00				0.00		58,908,167.48


PRIOR 									CURRENT
PRINCIPAL			INTEREST	PRINCIPAL	TOTAL	PRINCIPAL
BALANCE									BALANCE		CURRENT
  697.645373		3.111886	63.564581	66.676467	  634.080791	5.735000%
1,000.000000		5.441666	 0.000000	 5.441666	1,000.000000	6.530000%
1,000.000000		5.741667	 0.000000	 5.741667	1,000.000000	6.890000%
    0.000000		0.000000	 0.000000	 0.000000	    0.000000	0.000000%


NEXT
5.797500%
6.530000%
6.890000%
0.000000%



Seller:			PROVIDENT BANK		Administrator:    ALAN T. SUEDA
Servicer:			PROVIDENT BANK		.           Bankers Trust Company
Lead Underwriter:   LEHMAN BROTHERS                    3 Park Plaza
Record Date:        FEBRUARY 27, 1998                 Irvine, CA  92714
Distribution Date:  MARCH 25,1998	Factor Information  (800)735-7777
PROVIDENT BANK
PRIME HOME EQUITY LOAN TRUST 1997-B

STATEMENT TO CERTIFICATE HOLDERS

Distribution Date:			MARCH 25, 1998


DELINQUENCY			30 TO 59		60 TO 89	     90 PLUS        LOANS IN
INFORMATION		  	  DAYS		  DAYS		  DAYS	   FORECLOSURE
PRINC.BAL.-LOAN GROUPI	50,067.12		 59,939.54    186,118.46      84,706.81
PERCENTAGE OF POOL BALANCE  0.0837%	  0.1002%   	  0.3110%	       0.1416%
NUMBER OF LOANS			5		    4		    9	          8
PERCENTAGE OF LOANS		0.1369%		   0.1096%	    0.2465%	 .2191%


LOANS IN REO		LOANS IN BANKRUPTCY
   0.00					   0.00
0.0000%					0.0000%
   0.00					      0
0.0000%					0.0000%



Book Value of REO Property									  0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT        0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT 0.00

WEIGHTED AVERAGE MORTGAGE INTEREST RATE							9.364470%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY						      78

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    3886
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED IN THE POOL				    3651

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS		 64,579,984.20

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS	      59,839,837.81
POOL FACTOR OF LOAN GROUPS								    79.219132%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS					      135


		SCHEDULED PRINCIPAL								    889,442.88
		CURTAILMENTS									          0.00
		PREPAYMENTS IN FULL								  1,850,703.51
		NET LIQUIDATIONS									     0.00
		REPURCHASED PRINCIPAL AMOUNTS							     0.00
		SUBSTITUTION ADJUSTMENTS								     0.00

TOTAL PRINCIPAL RECEIVED:								  2,740,146.39

MONTHLY ADVANCE:										      5,589.56

SCHEDULED INTEREST										    488,357.01
LIQUIDATION INTEREST									          0.00
PREPAYMENT INTEREST SHORTFALL NOT COVERED BY SERVICER			          0.00
REPURCHASE INTEREST										          0.00
NONRECOVERABLE INTEREST									          0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:				     26,074.99
PLUS ADDITIONAL SERVICING COMPENSATON:						          0.00
TOTAL SERVICING FEES FUE MASTER SERVICER:					     26,074.99

	LESS: COMPENSATING INTEREST							    (2,306.62)
	LESS: DELINQUENT SERVICER FEES						      (281.81)

COLLECTED SERVICING FEES FOR CURRENT PERIOD					     23,486.56

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT SECT 5.01(A)(iv)		     0.00
REIMBURSEMENT AMOUNT PURSUANT SECT 5.01(A)(viii)					     0.00


PREMIUM AMOUNT												 4,634.76
PER $1,000 OF ORIGINAL AMOUNT								0.06135740

REIMBURSEMENTS TO MASTER SERVICER PURSUANT TO SECT 3.03			     0.00

INSURED PAYMENTS											     0.00
PER $1,000 OF ORIGINAL AMOUNT									0.0000000

TOTAL PRINCIPAL COLLECTED								  2,740,146.39
TOTAL INTEREST COLLECTED									    462,282.01

TOTAL AVAILABLE FUNDS FOR DISTIRBUTION						  3,202,428.40

O/C AMOUNT BEGINNING									783,187.89
O/C AMOUNT ENDING										931,670.33
O/C REDUCTION AMOUNT									      0.00
EXCESS O/C AMOUNT										      0.00
SPECIFIED O/C AMOUNT									  1,699,583.00
EXCESS SPERAD											148,482.44
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO CLASS A CERTIFICATEHOLDERS148,482.44

NET LIQUIDATION PROCEEDS									      0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL					     0.00
OUTSTANDING CLASS A PRINCIPAL SHORTGALL AMOUNT					     0.00

CUMULATIVE NET LOSSES										     0.00